Exhibit 10.12



                      AMENDMENT NO. 8 (Restated Agreement)

         AMENDMENT (this "Amendment") dated as of December 22, 2000 among FURMANITE PLC (formerly KANEB UK PLC), a company incorporated under the laws of England and Wales (registered number 2530049) (the "Borrower"), FURMANITE WORLDWIDE INC. (formerly KANEB INTERNATIONAL INC.), a Delaware corporation ("Holding"), the financial institutions which are party to the Loan Agreement hereinafter referred to (each a "Bank" and collectively, the "Banks"), and BANK OF SCOTLAND, as agent for the Banks under such Loan Agreement (in such capacity, the "Agent"), to the AMENDED AND RESTATED LOAN AGREEMENT dated as of May 3, 1991 (as amended by amendments thereto dated as of December 7, 1994, July 15, 1996, June 27, 1997, December 15, 1997, December 22, 1997, March 31, 1999 and November 10, 1999, the "Agreement") among the Borrower, Holding, the Banks and the Agent.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement and the Revolving Credit Note such that the Commitment Period and the maturity date of the Revolving Credit Note are extended to June 29, 2002; and

         WHEREAS, in connection therewith, the parties desire to make certain other amendments to the Agreement;

         NOW, THEREFORE, it is agreed:

         1. Definitions. All the terms used herein which are defined in the Agreement (including, to the extent any such terms are to be amended by this Amendment, as if such terms were already amended by this Amendment, unless the context shall otherwise indicate) shall have the same meanings when used herein unless otherwise defined herein. All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

         2. Effect of Amendment. As used in the Agreement (including all Exhibits thereto), each Note and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Date (as hereinafter defined), any reference to the Agreement shall mean the Agreement as modified hereby.

         3. Defined Terms. The term "Commitment Period" in Annex I to the Agreement is hereby amended by replacing the words "December 2001" therein with the words "June 2002."

         4. Amendments to Note. The first paragraph of the Third Amended and Restated Promissory Note (Revolving Credit Note) dated May 16, 1991 (the "Third Amended Revolving Note") made by Borrower to the order of Bank of Scotland is hereby amended by replacing the words "December 2001" therein with the words "June 2002."

         5. Section 2.5(b). Section 2.5(b) of the Agreement is hereby amended by replacing the words "December 2001" with the words "June 2002."

         6. Section 8.13. The chart in Section 8.13 of the Agreement is hereby amended by inserting the year 2002 at the bottom of the left side of said chart and inserting the figure $6,000,000 opposite said inserted year 2002.

         7. Representations and Warranties. To induce the Agent, the Issuer and the Banks to enter into this Amendment, each of the Borrower and Holding hereby represents and warrants to, and agrees for the benefit of, the Agent, the Issuer and the Banks as follows (which representations, warranties and agreements shall survive the execution delivery and effectiveness of this Amendment):

         (i) The execution and delivery of this Amendment by the Borrower, the execution and delivery of the Confirming Consent (the "Confirming Consent") in the form of Annex A hereto by the Borrower, Holding and each other Credit Party executing such consent and the Borrower's performance of the Agreement and the Third Amended Revolving Note as amended by this Amendment have been duly authorized by all necessary company, corporate or partnership action;
         (ii) This Amendment and the Agreement as amended by this Amendment are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);
         (iii) The priority of all Liens in favor of the Agent, the Issuer and the Banks under the Security Documents (whether in respect of Loans made or obligations incurred before, on or after the Amendment Date) shall be the same as the priority of all Liens immediately prior to the Amendment Date with respect to obligations outstanding immediately prior to the Amendment Date;
         (iv) All representations and warranties of the Borrower and the other Credit Parties in the Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though each such representation and warranty had been made on and as of the date hereof;
         (v)      No Default or Event of Default has occurred and is continuing;
                  and
         (vi) If requested by the Agent, the Borrower will execute and deliver to the Agent an amended and restated Revolving Credit Note reflecting the extension of maturity date effected by this Amendment.

         8. Limited Nature. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Banks, the Issuer or the Agent may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

         9. Governing Law. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

         10. Amendment Date. This Amendment shall become effective as of the date first above written (the "Amendment Date") when each of the following conditions is satisfied. If such conditions are not satisfied prior to January 5, 2001, this Amendment shall be deemed rescinded, null and void.

         (i) The Borrower, Holding, the Issuer and each Bank shall have executed a copy hereof and delivered the same to the Agent at 565 Fifth Avenue, New York, New York (attention: Adrian Knowles);

         (ii) The Borrower, Holding, KSI, FOSI. FAI and each other Person for whom a signature line is set forth on the Confirming Consent shall have executed such consent and delivered the same to the Agent.

         11. Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         12. Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

         13. Integration. THIS AMENDMENT, THE AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BANK OF SCOTLAND,                            FURMANITE PLC
  individually and as Agent                  (formerly KANEB UK plc)

By__________________________                 By_______________________
 Name:                                         Name:
 Title:                                        Title:

                                             FURMANITE WORLDWIDE, INC.
                                             (formerly KANEB INTERNATIONAL INC.)

                                             By_______________________
                                               Name:
                                               Title:

                                     ANNEX A

                               CONFIRMING CONSENT
                  (Amendment No. 8 to Restated Loan Agreement)


         Reference is hereby made to Amendment No. 8 dated as of December 22, 2000 (the "Amendment") to the Amended and Restated Loan Agreement dated as of May 3, 1991 among Furmanite plc (formerly Kaneb UK plc), an English registered company, Furmanite Worldwide Inc. (formerly Kaneb International Inc.), a Delaware corporation, the financial institutions party thereto (the "Banks") and Bank of Scotland, as agent for the Banks (said agreement, as amended to date and from time to time hereafter, the "Loan Agreement").

         Each of the undersigned, for itself, hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

                  (a) after giving effect to the Amendment, each pledge agreement, guarantee, security agreement, deficiency undertaking, subordination agreement, debenture, charge, mortgage of securities, intellectual property mortgage, standard form of security, collateral pledge agreement or other Loan Document entered into by it in connection with the Loan Agreement remains in full force and effect and continues to secure or guarantee (as the case may be) all obligations of the Borrower under the Loan Agreement and the other Loan Documents; and

                  (b) its consent and acknowledgement hereunder is not required under the terms of any such pledge agreement, guarantee, security agreement, deficiency undertaking, subordination agreement, debenture, charge, mortgage of securities, intellectual property mortgage, standard form of security, collateral pledge agreement or other Loan Document previously entered into by it and that any failure to obtain its consent or acknowledgment to any subsequent amendment to the Loan Agreement or any of the other Loan Documents will not affect the validity of its obligations under such pledge agreement, guarantee, security agreement, deficiency undertaking, subordination agreement, collateral pledge agreement or other Loan Document, and that this consent and acknowledgement is being delivered for purposes of form only.

         This consent may be executed in any number of counterparts by the parties hereto on separate counterparts.

         Terms used herein and not otherwise defined have the same meanings as in the Loan Agreement. This Consent is dated as of the Amendment Date (as defined in the Amendment).

FURMANITE PLC                                  FURMANITE WORLDWIDE, INC.
(formerly KANEB UK plc)                       (formerly KANEB INTERNATIONAL INC)


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title:

FURMANITE 1986 Ltd.                            KANEB SERVICES, INC.
(formerly Furmanite PLC)


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title:

FURMANITE AMERICA, INC.                       FURMANITE V&P ENGINEERING LTD.


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title:

FURMANITE INTERNATIONAL LTD.                   FURMETA HOLDING BV


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title:

FURMANITE OFFSHORE SERVICES INC.               FURMANITE BV


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title:

METAHOLDING BV                                 METALOCK BV


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title:

FURMANITE NV                                   FURMANITE SA


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title:

FURMANITE HOLDING A/S                          FURMANITE EAST ASIA LIMITED


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title:

FURMANITE SINGAPORE PTE LTD                    FURMANITE AUSTRALIA LTD


By____________________________                 By____________________________
  Name:                                          Name:
  Title:                                         Title: